TRxADE

NASDAQ: MEDS

"The Trusted Marketplace for Pharmacies"



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Corporate Presentation
June 2020

Safe Harbor Statement

The information set forth herein contains forward-looking statements. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like "will", "may," "can," "could," "should," "predict," "aim," "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident," "scheduled," or similar expressions. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors. These risk factors and others are included from time to time in documents Trxade Group, Inc. files with the Securities and Exchange Commission (SEC), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks and other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on Trxade Group, Inc.'s future results.

Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Trxade Group, Inc.'s business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, Trxade Group, Inc. expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance.

In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of Trxade Group, Inc., nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Use of Non-GAAP Financial Information

This presentation discusses "EBITDA" (earnings before interest, taxes, depreciation and amortization) and "Adjusted EBITDA" (EBITDA plus share in equity loss on investment and stock-based compensation). These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA and Adjusted EBITDA do not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs; and EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Additionally, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than Trxade Group, Inc. does, limiting its usefulness as a comparative measure. See appendix for reconciliation of these amounts to GAAP.

TRxADE Corporate Timeline

2010 - Founded by Suren Ajjarapu (CEO) and Prashant Patel (COO & president), investing a total of ~$5.5M of their own capital

2013 - Software development completed, and first customer secured

2013 - Launched second service to help pharmaceutical distributors' better source their pharmaceutical needs within a highly structured single platform

2014 – Began trading as public company TRXD

2014 - Launched "RxGuru" to bring product information on a just-in-time basis to member base

2017 – First quarter of profitability

2018 - Acquired Community Specialty Pharmacy, an accredited independent retail pharmacy with a focus on specialty medications

2018 - Launched Delivmeds.com, a consumer-based app to provide delivery of pharmaceutical products

2019 – Acquired Bonum Health Assets

2020 – Uplisted to NASDAQ: MEDS, sale of $5 million of securities in underwritten offering of 0.8M shares at $6.50

2010 2012 2014 2016 2018 2020

Pharmacies Secured: **1,000** **5,000** **8,000** **11,400**

About TRxADE Group, Inc.

TRxADE is a technology & services company focused on a more effective process for purchasing and delivering prescription drugs to independent pharmacists & consumers

An Online Pharmaceutical Supply Chain Marketplace

- **Market Leader:** Operates the largest technology platform serving the pharmaceutical supply chain (similar to eBay or Kayak-style platform)
- **Disruptive Innovation:** Significantly lowering drug costs via a proprietary technology platform
- **Growing Rapidly:** Grew revenues 94% in 2019 & added +3,200 pharmacies to a total of 11,400
- **Profitable:** Positive operating profits in 9 of the last 10 quarters with strong margins
- **Robust Balance Sheet:** $7.7 million in cash with limited debt
- **Experienced Management:** Insiders also own ~59% of shares outstanding

B2B

Business to Business

Robust procurement technology platform that delivers lower cost, more transparent fulfillment process for independent pharmacists compared to industry norms

B2C

Business to Consumer

Turnkey service through a retail mail order specialty pharmacy, wholesale operations & Delivmeds, a same day delivery service, as drugs are increasingly ordered & delivered directly to consumers

TRxADE Group, Inc. (NASDAQ: MEDS)	
Share Price[1]	$5.46
Market Cap[1]	$42.1M
Revenues (TTM)[3]	**$7.4M**
Gross Margin (TTM)[3]	**65.5%**
Net Income (TTM)[3]	$(0.2)M
Q1 Adj. EBITDA [4]	$331K
Cash[2]	**$7.7M**
Debt[2]	$0.2M
Shares O/S[2]	7.7M
FD Shares O/S[2]	8.6M
Float[2]	3.0M
Headquarters	Land O'Lakes, FL
Insider Ownership[2]	**59%**

1) As of June 5, 2020.
2) As of the quarter ended March 31, 2020.
3) TTM = Trailing twelve months ended March 31, 2020.
4) Adj. EBITDA is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as share in equity loss on investment and stock based compensation. See appendix for reconciliation to GAAP.

Pharmaceutical Market Overview

U.S. Pharmaceutical Industry[1]

- $330 billion per year industry
- Over 65,000 pharmacy facilities & hundreds of state-licensed suppliers
- Excluding several large national chains, there are ~24,000 independent pharmacies in the U.S. that represent ~20% of all drug purchases (~$93 Billion)
- Average annual sales per pharmacy are approximately $3.5 million[2] & owners (typically 50+ years old) are looking for both more revenue channels & profits; as many prescriptions filled at independent pharmacists are done at a **LOSS** for the pharmacist

Independent Pharmacy Nationwide Footprint[1]


Growth Opportunity
11,900
11,400
Current Trxade Users

Projected North America ePharmacy Market[3]
(USD Billion)

2014 – 2025 CAGR of 14.8%


11.63
12.42
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
U.S.
Canada

1) Global Data
2) www.pbahealth.com
3) Grandview Research

Market Dynamics

Problem

- The existing market for prescription drugs is both large & growing; yet highly inefficient & costly
- Large pharmacy benefit managers (PBM), wholesalers & retail chains stifle competition to capture significant excess margin at the cost of the consumer, employers & government
- Suppliers, particularly the big 3 wholesalers (AmerisourceBergen Corporation, Cardinal Health & McKesson Corporation), often reprice/restock inventory daily



BIG PHARMA,
BIG GREED

Solution

- TRxADE platform allows independent pharmacies to analyze "up-to-the-minute" supply & pricing on a cost-effective basis
- Increases transparency, while decreasing cost & time for independent pharmacies

Divisions of TRxADE Group, Inc.


B2B
B2C
TRADE
Marketplace Platform
PAC™
PB
Pharma-Bay
INTEGRA
PHARMA SOLUTIONS
BONUM
HEALTH
DelivMeds
Powered by TRADE
Phil Scripts
COMMUNITY SPECIALTY
PHARMACY

Divisions: TRxADE Marketplace

A Trusted Marketplace for the Pharmaceutical Supply Chain

The TRxADE Marketplace Platform utilizes a proprietary database & algorithms to identify pharmaceutical products that are likely to be in short supply & delivers them to independent pharmacies.

Marketplace Platform



- **Over 11,400 independent pharmacies use TRxADE today**
- **No membership or transaction fees** for pharmacies
- **Safe, secure and easy to use** web-based platform
- **Eliminates negative reimbursement** – occurs when the beneficiary cost sharing (coinsurance/deductible), exceeds the reimbursement due to the provider
- **Economies of scale** for purchase prices from large community of pharmacies
- Access to **multiple supplier sources**
- **Price transparency** - Simple layout allows pharmacies to compare drugs offered by various suppliers & select the best deals
- **Historically reduces a pharmacy's total annual purchase costs up to 7 - 10%**

11,400+ Pharmacies*

Buying community benefits from our buying power

Up to 50-90%

in cost savings

520+

Hours saved annually

*As of May 2020
Company estimates

Divisions: Integra Pharma Solutions

Pharmaceutical Supplier of Quality Rx Products at Significant Savings

Integra Pharma Solutions is the pharmaceutical supplier of choice for healthcare organizations of all sizes. The Company's expertise in the distribution of products extends to all healthcare markets including Government Organizations, Hospitals, Clinics, and Independent Pharmacies nationwide.

INTEGRA
PHARMA SOLUTIONS


EMERGENCY

- Currently in VAWD (Drug Distributor Accreditation) Pending Status
- Core Competencies in pharmaceuticals, diabetic supplies, veterinary and more
- $800K+ in Awards from the US Department of Veterans Affairs
- 23K+ SKUs
- 500+ MFRs
- 60+ Supply Partners



Divisions: Pharma-Bay

Accurate & Real-Time Pharmacy Acquisition Cost (PAC) Benchmark

Pharma-Bay offers members the only accurate and real-time Pharmacy Acquisition Cost (PAC) benchmark in the pharmaceutical industry. New federal healthcare legislation is predicated upon the use of cost savings metrics and no other organization provides comparable accuracy and real-time cost comparisons.

- An Accountable Care Organization (ACO) is a type of payment and delivery reform model that links provider reimbursements to quality metrics and reductions in the total cost of care for an assigned population of patients
- Medicare Advantage and Part D drug savings will eventually be incorporated under the Accountable Care Organizations (ACO) umbrella
- Pharma-Bay allows AOCs to determine the percentage cost savings on each generic pharmaceuticals based on comparisons to the Federal Upper Limit (FUL) which is utilized by the CMS as a benchmark metric ceiling for reimbursement and cost savings





Divisions: Bonum Health

Access to Board-Certified Medical Providers from Anywhere

Individually or through an employer sponsored program, patients can access board-certified medical providers nationwide using the Bonum Health mobile app, website or in the future, pending the outcome of pilot programs and a further roll-out, by visiting a Bonum Health Hub.



- Provides patients with 24/7/365 healthcare availability, with no insurance and long-term contracts necessary
- Telehealth services have expanded to supplemental offerings including telemedicine, Hearing, Dental and Vision (coming soon)
- Offers telehealth services to employers to provide health coverage to their employees without requiring health insurance
- Smart Technology and Bluetooth give doctors the capability to view vitals via several integrations (FitBit, iHealth, Etc.)
- Dashboard to view past doctor visits, keep track of appointments, care community and track vitals


BONUM HEALTH



Divisions: DelivMeds

Bringing Healthcare Direct to Consumers Through Technology

TRxADE's DelivMeds mobile app leverages the registered network of over 11,400 pharmacies who have purchased and dispensed prescriptions to over 12 million consumers, as well as other channel partners including physicians and clinics who both write patient prescriptions

- Medications are delivered free to consumers by a local pharmacy
- Free to join and pay for nothing more than a typical copay
- HIPAA Compliant patient communication
- Same day delivery
- Refill reminders

DelivMeds Powered by TRxADE


DelivMeds


Unified Communication Layer
Same Day Delivery
Logistics & Route Optimization Layer
HIPAA-Compliant Patient Communication
E-HUB PRESCRIPTION MANAGEMENT SYSTEM
NETWORK OF PHARMACIES
MAIL ORDER PHARMACY
DelivMeds
2-way Electronic Communication with Physicians
End-to-End Robotic Automatic Dispensing "One-Click Fill"

Divisions: Direct to Consumer Sites

TRADE X

Sale of Products Direct to Consumers

Phil Scripts

Phil Scripts often allows patients to pay less for their medications at a cash price vs. their copay or out of pocket cost (deductible or no insurance)

- Top brand and generic Rx products
- Hassle free refills
- Discounts up to 99%
- Payments processed over the phone
- $4.95 annual membership
- Orders shipped to home

Mostly For Him


BLOOD PRESSURE
CHOLESTEROL
DIGESTIVE HEALTH
ERECTILE DYSFUNCTION
HAIR CARE
VITAMINS & SUPPLEMENTS

Mostly For Her


ANTIFUNGALS
CONTRACEPTIVES
HORMONES
SKIN & HAIR CARE
VITAMINS & SUPPLEMENTS
WEIGHT LOSS

Community Specialty Pharmacy



Specialized care for patients suffering from chronic conditions with a focus on rare or difficult to find medications including oral medications, self-injectables and other supportive therapies.

- Medication therapy management (MTM) services
- Coordination of prior authorization (PA) with insurance companies
- Partnerships with telehealth vendors to improve patient access to care
- Consult providers with recommendations on drug therapy and improving outcomes

Key Operating Metrics

The main drivers of our growth strategy are simple…

Total Independent Pharmacies on TRxADE Platform


8,835
9,086
9,318
9,567
9,978
10,315
10,630
10,930
11,236
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020

…Increase the number of independent pharmacies…

Average Number of Quarterly Purchases Per Pharmacy


8.1
8.5
8.7
9.1
9.9
10.1
10.4
10.5
11.6
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020

…Increase the number of purchases per pharmacy…

Average Quarterly Purchase Size Per Pharmacy


$3,809
$3,782
$3,914
$3,729
$3,720
$3,885
$3,884
$4,045
$4,626
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020

…Increase the average amount spent per pharmacy…

Selected Financials

- **Rapid Growth:** 94% YoY growth in FY2019 with strong sequential growth
- **High Margin:** Revenue from transaction fees (Credit Card/PayPal model) does not include the drugs value (over $100M annually), hence "tech like margins"
- **Built-Out Platform:** Continued platform development is always ongoing, but requires minimal capital investment on a go-forward basis
- **Positive Adj. EBITDA:** $330K in adjusted EBITDA in Q1 2020*
- **Strong Balance Sheet**: $7.7 million in cash with limited debt provides strong foundation for growth

(USD $ in Millions)	TTM Mar. 31, 2020	TTM Mar. 31, 2019
Revenue	$8.1	$4.5
Gross Profit	$5.4	$3.7
Operating Income	$0.5	$(0.0)
Net Income (Loss)	$(0.2)	$0.1
(USD $ in Millions)	**Mar 31, 2020**	**Mar 31, 2019**
Cash & Cash Equivalents	$7.7	$0.5
Debt	$0.2	$0.5

Annual Revenue Growth

(USD $ in Thousands)



$806
$956
$1,496
$4,992
$2,482
$2,931
$3,832
$7,436
2012
2013
2014
2015
2016
2017
2018
2019

*Adj. EBITDA (Loss) is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as share in equity loss on investment and stock based compensation. See appendix for a reconciliation of these amounts to GAAP.

Management



Suren Ajjarapu, Chairman of the Board, Chief Executive Officer and Secretary.

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation ("Trxade Nevada") (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of Trxade Nevada since its inception. Mr. Ajjarapu has also served as Chairman of the Board for Feeder Creek Group, Inc., since March 2018. Feeder Creek Group, Inc. is a company involved in developing renewable natural gas sites in Iowa. Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate ofthe Venture Capital and Private Equity program at Harvard University.



Prashant Patel, Director, President and Chief Operating Officer

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of Trxade Nevada on January 8, 2014, and as the COO and President and as a director of Trxade Nevada since its inception. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over ten years of experience in retail pharmacy and pharmaceutical logistics and the founder of several pharmacies in the Tampa Bay, Florida area. Mr. Patel has been a President and Member of the Board of Trxade Nevada since August 2010. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy. Since April 2007, Mr. Patel has been a Vice President of Holiday Pharmacy, Inc., a pharmacy. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the United Kingdom before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, United Kingdom.



Howard A. Doss, Chief Financial Officer

Mr. Doss has served as the CFO of Trxade Group, Inc. since January 2014. Mr. Doss has served in a variety of capacities with accounting and investment firms. He joined the staff of Seidman & Seidman (BDO Seidman, Dallas) in 1977 and, in 1980, he joined the investment firm Van Kampen Investments, opening the firm's southeast office in Tampa, Florida in 1982. He remained with the firm until 1996 when he joined Franklin Templeton to develop corporate retirement plan distribution. After working for the Principal Financial Group office in Tampa, Florida, Mr. Doss was City Executive for U.S. Trust in Sarasota, Florida, responsible for high net worth individuals. He retired from that position in 2009. He served as CFO and Director for Sansur Renewable Energy an alternative energy development company, from 2010 to 2012. Mr. Doss has also served as President of STARadio Corp. since 2005. Mr. Doss is a member of the America Institute of CPA's. He is a graduate of Illinois Wesleyan University

Key Takeaways (NASDAQ: MEDS)

TRxADE is a technology and services company focused on a more effective process for purchasing and delivering prescription drugs to independent pharmacists and consumers.

A Tech-Enabled Pharmaceutical Supply Chain Marketplace

- **Market Leader:** Operates the largest technology platform serving the pharmaceutical supply chain (similar to an eBay or Kayak-style platform)
- **Innovator:** Significantly lowering drug costs via a proprietary technology platform
- **Built-Out Platform:** Platform development requires minimal capital investment on a go-forward basis
- **Expansion:** Further expansion to address new market opportunities to leverage TRxADE's industry expertise & network of 11,400+ independent pharmacy partners
- **Profitable:** Positive operating profits in 9 of the last 10 quarters with tech-like margins
- **Rapidly Growing:** Grew revenues 94% in 2019 with over 3,200 new pharmacy users
- **Robust Balance Sheet:** $7.7 million in cash with limited debt
- **Experienced Management:** Insiders also own ~59% of shares outstanding

Annual Revenue Growth

(USD $ in Thousands)


$806
$956
$1,496
$4,992
$2,482
$2,931
$3,832
$7,436
2012 2013 2014 2015 2016 2017 2018 2019

Contact



Investor Relations Contact
Greg Falesnik
Luke Zimmerman
MZ North America
Main: 949-259-4987
MEDS@mzgroup.us
www.mzgroup.us

TRxADE Group, Inc.
3840 Land O' Lakes Boulevard
Land O'Lakes, FL 34639
(800) 261-0281

www.trxadegroup.com

www.trxade.com

www.rxintegra.com

www.pharmabayonline.com

www.bonumhealth.com

www.delivmeds.com

www.philscripts.com

www.comsprx.com

Appendix: Consolidated Balance Sheets

	March 31, 2020	December 31, 2019
Assets		
Current Assets		
Cash	$ 7,701,305	$ 2,871,694
Accounts Receivable, net	877,097	792,050
Inventory	368,401	56,761
Prepaid Assets	267,375	82,452
Deposits for Inventory purchases	580,800	-
Total Current Assets	9,794,978	3,802,957
Property Plant and Equipment, Net	197,242	174,987
Other Assets		
Deposits	21,636	21,636
Deferred Offering Costs	-	88,231
Right of use leased assets	734,075	757,710
Goodwill	725,973	725,973
Total Assets	$ 11,473,904	$ 5,571,494
Liabilities and Shareholders' Equity		
Current Liabilities		
Accounts Payable	$ 320,238	$ 334,614
Accrued Liabilities	233,560	98,852
Current Portion Lease Liabilities	90,759	87,350
Customer Deposits	305,972	-
Total Current Liabilities	950,529	520,816
Long Term Liabilities		
Notes Payable – Related Parties	225,000	225,000
Other Long-term Liabilities – Leases	661,078	685,461
Total Liabilities	1,836,607	1,431,277
Shareholders' Equity		
Series A Preferred Stock, $0.00001 par value; 10,000,000 shares authorized; none issued and outstanding as of March 31, 2020 and December 31, 2019, respectfully	-	-
Common Stock, $0.00001 par value; 100,000,000 shares authorized; 7,484,370 and 6,539,415 shares issued and outstanding, as of March 31, 2020 and December 31, 2019, respectively	75	65
Additional Paid-in Capital	17,852,422	12,535,655
Retained Deficit	(8,215,200)	(8,395,503)
Total Shareholders' Equity	9,637,297	4,140,217
Total Liabilities and Shareholders' Equity	$ 11,473,904	$ 5,571,494

The accompanying notes are an integral part of the unaudited consolidated financial statements.

Appendix: Consolidated Statements of Operations

	Three Months Ended March 31,	
	2020	2019
Revenues	$ 2,203,320	$ 1,512,521
Cost of Sales	563,184	365,839
Gross Profit	1,640,136	1,146,682
Operating Expenses		
General and Administrative	1,451,909	974,923
Operating Income	188,227	171,759
Share in Equity Loss Investment	-	(28,972)
Interest Expense, net	(7,924)	(17,558)
Net Income	$ 180,303	$ 125,229
Net Income per Common Share – Basic:	$ 0.03	$ 0.02
Net Income per Common Share – Diluted:	$ 0.02	$ 0.02
Weighted average Common Shares Outstanding Basic	6,971,427	5,560,695
Weighted average Common Shares Outstanding Diluted	7,423,669	5,998,056

The accompanying notes are an integral part of the unaudited consolidated financial statements.

Appendix:
Reconciliation of Net Income to Adj. EBITDA

	Three Months Ended	
	March 31, 2020	March 31, 2019
Net Income attributable to Trxade Group, Inc.	$ 180,303	$ 125,229
Add (Deduct):		
Interest, net	7,924	17,558
Depreciation and Amortization	1,250	1,250
EBITDA	189,477	144,037
Add (Deduct):		
Share in Equity Loss on Investment	-	28,972
Stock Based Compensation	141,086	35,979
Adjusted EBITDA	$ 330,563	$ 208,988

EBITDA and Adjusted EBITDA are non-GAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. See also "Use of Non-GAAP Financial Information", above.